                                 EXHIBIT 10.77


                              as of June 9, 1997

Trimark Pictures, Inc.
Trimark Television, Inc.
2644 30th Street
Santa Monica, CA  90405

Dear Sirs:

     Reference is hereby made to that certain Credit, Security, Guaranty and Pledge Agreement, dated as of December 20, 1996 (as the same has been, and may be, amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among Trimark Pictures, Inc. and Trimark Television, Inc. (the "Borrowers"), the Guarantors referred to therein, the Lenders referred to therein and The Chase Manhattan Bank, as Administrative Agent and Fronting Bank. Capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement.

     The Borrowers have requested that the Lenders waive the obligation of the Borrowers to comply with the EBITDA ratio covenant set forth in Section 6.19(b) of the Credit Agreement until June 23, 1997.

     Each of the undersigned hereby waives the obligation of the Borrowers to comply with the covenant set forth in Section 6.19(b) of the Credit Agreement until June 23, 1997.

     By execution hereof, the Borrowers hereby represent and warrant that as of the date hereof, there exists no Default or Event of Default other than the failure of the Borrowers to comply with the covenant set forth in Section 6.19(b) of the Credit Agreement.

     This waiver and amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together, shall constitute one and the same instrument.

     This waiver shall become effective when the Administrative Agent shall have received executed counterparts of this waiver and amendment which, when taken together, bear the signatures of all the Lenders and all the Credit Parties.
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     This waiver and amendment shall not be construed as extending to any other matter, similar or dissimilar, or entitling the Credit Parties to any future waivers or amendments regarding similar matters or otherwise.

     Except to the extent expressly set forth above, this letter does not constitute a waiver or modification of any provision of the Credit Agreement or a waiver of any Default or Event of Default, whether or not known to any of the Agents or the Lenders. Except as expressly modified herein, all terms of the Credit Agreement remain in full force and effect.

     THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                     Very truly yours,

                                     THE CHASE MANHATTAN BANK,
                                     individually and as
                                     Administrative Agent

                                     By:___________________________
                                        Name:
                                        Title:

                                     CITY NATIONAL BANK

                                     By:___________________________
                                       Name:
                                       Title:

                                     COMERICA BANK-CALIFORNIA

                                     By:___________________________
                                       Name:
                                       Title:

                                     FIRST HAWAIIAN BANK

                                     By:___________________________
                                       Name:
                                       Title:
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                                     IMPERIAL BANK

                                     By:___________________________
                                       Name:
                                       Title:

                                     SILICON VALLEY BANK

                                     By:___________________________
                                       Name:
                                       Title:

                                     THE SUMITOMO TRUST & BANKING
                                     CO., LTD., NEW YORK BRANCH

                                     By:___________________________
                                       Name:
                                       Title:
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                                     UNION BANK OF CALIFORNIA, N.A.

                                     By:___________________________
                                       Name:
                                       Title:

                                     DE NATIONALE INVESTERINGSBANK
                                     N.V.

                                     By:___________________________
                                       Name:
                                       Title:

                                     AGREED TO BY:

                                     TRIMARK PICTURES, INC.
                                     TRIMARK TELEVISION, INC.
                                     TRIMARK HOLDINGS, INC.
                                     TRIMARK MUSIC
                                     CHEAP DATE, INC.
                                     WRITERS ON THE WAVE
                                     PURPLE TREE PRODUCTIONS, INC.
                                     LOVING GUN PRODUCTIONS, INC.
                                     TRIMARK INTERACTIVE

                                     By:___________________________
                                       Name:
                                       Title:  Authorized Signatory
                                     for each of the
                                     foregoing